Exhibit 10.1
PEBBLEBROOK HOTEL TRUST

Share Award Agreement (Performance Vesting), Form of – for executive officers

THIS SHARE AWARD AGREEMENT (this “Agreement”), dated as of the __ day of _________, 2012, governs the Share Award granted by PEBBLEBROOK HOTEL TRUST, a Maryland real estate investment trust (the “Company”), to _________________________ (the “Participant”), in accordance with and subject to the provisions of the Company’s 2009 Equity Incentive Plan (the “Plan”). A copy of the Plan has been made available to the Participant. All terms used in this Agreement that are defined in the Plan have the same meaning given them in the Plan.

1.Grant of Share Award. In accordance with the Plan, and effective as of February 8, 2012 (the “Date of Grant”), the Company granted to the Participant, subject to the terms and conditions of the Plan and this Agreement, a Share Award (the “Share Award”) of _______ Common Shares (the “Shares”).
2.Performance Vesting. The Participant’s ownership interest in the Shares shall become vested and nonforfeitable (“Vested”) to the extent provided in paragraphs 2(a), 2(b) and 2(c) and, except as provided in Section 3, provided that the Participant remains employed by the Company or an Affiliate from the Date of Grant until December 31, 2014. Regardless of the sum of the results of the calculations pursuant to paragraphs 2(a), (b) and (c), no more than 100% of the Shares can become Vested. As soon as practicable after the end of the Measurement Period, but in all events no later than March 15 of the year following the end of the Measurement Period, the Committee shall determine and certify the extent to which the performance objectives described herein have been achieved. The number of Shares that the Committee determines shall be Vested shall be Vested on the date of the Committee’s certification. The number of Shares calculated pursuant to paragraphs 2(a), (b) and (c) shall be rounded to the nearest whole number. This Agreement shall be interpreted in a manner consistent with the examples of the calculations pursuant to paragraphs 2(a), (b) and (c) as set forth on Exhibit A attached hereto.
(a)Relative TSR Measurement. The Participant’s interest in up to 30% of the Shares shall become Vested based on Company TSR relative to Peer Group TSR as set forth in this paragraph 2(a). The number of Shares, if any, which shall become Vested under this paragraph 2(a) shall in no event exceed 30% of the Shares or be less than zero and shall be calculated according to the following mathematical formula:
(100% of the Shares) * (15% + [2.5 * {Company TSR - Peer Group TSR}]).
For the avoidance of doubt,

i.	if Company TSR is less than Peer Group TSR by 600 or more basis points, then none of the Shares shall become Vested under this paragraph 2(a); and

ii.	if Company TSR exceeds Peer Group TSR by 600 basis points or more, then 30% of the Shares shall become Vested under this paragraph 2(a).
(b)Absolute TSR Measurement. The Participant’s interest in up to 30% of the Shares shall become Vested based on Company TSR as set forth in this paragraph 2(b). The number of Shares, if any, which shall become Vested under this paragraph 2(b) shall in no event exceed 30% of the Shares or be less than zero and shall be calculated according to the following mathematical formula:
(100% of the Shares) * (15% + [3.75 * {Company TSR – 9%}]).
For the avoidance of doubt,

i.	if Company TSR is less than or equal to 5%, then none of the Shares shall become Vested under this paragraph 2(b); and

ii.	if Company TSR is 13% or greater, then 30% of the Shares shall become Vested under this paragraph 2(b).
(c)Competitor EBITDA Margin Measurement. The Participant’s interest in up to 100% of the Shares shall become Vested based on Cumulative Margin Change as set forth in this paragraph 2(c). The number of Shares, if any, which shall become Vested under this paragraph 2(c) shall in no event exceed 100% of the Shares or be less than zero and shall be calculated according to the following mathematical formula:
(100% of the Shares) * (20% + [5% * Cumulative Margin Change / 10 basis points]).
For the avoidance of doubt,

i.	if Cumulative Margin Change is less than or equal to negative 40 basis points, then none of the Shares shall become Vested under this paragraph 2(c); and

ii.	if Cumulative Margin Change is 160 basis points or greater, then 100% of the Shares shall become Vested under this paragraph 2(c).
The Committee may make adjustments to the calculations set forth in this paragraph 2(c) as described in the relevant definitions set forth in Section 5.

3.Termination of Employment. Except as provided in paragraphs 3(a), 3(b), 3(c), 3(d) and 3(e), the Participant’s interest in all of the Shares shall be forfeited if the Participant’s employment with the Company or an Affiliate terminates or is terminated before December 31, 2014.
(a)Change in Control. If a Control Change Date occurs before December 31, 2014, and if the Participant remains in the continuous employ of the Company or an Affiliate from the Date of Grant until the Control Change Date, the Participant shall be Vested in the greater of (i) 50% of the Shares and (ii) the number of Shares that become Vested in accordance with paragraphs 2(a), 2(b) and 2(c).
(b)Death or Disability. If the Participant’s employment by the Company or its Affiliates terminates before December 31, 2014, on account of death or disability (as defined in Code section 22(e)(3)) and if the Participant remains in the continuous employ of the Company or an Affiliate from the Date of Grant until the date of such termination, the Participant shall be Vested in the greater of (i) the number of Shares equal to 50% of the Shares and (ii) the number of Shares equal to the number of Shares that become Vested in accordance with paragraphs 2(a), 2(b) and 2(c).
(c)Termination of Employment Without Cause. If the Participant’s employment by the Company or its Affiliates ends before December 31, 2014, on account of a termination of the Participant’s employment by the Company or an Affiliate without Cause and if the Participant remains in the continuous employ of the Company or an Affiliate from the Date of Grant until the date of such termination, the Participant shall be Vested in the greater of (i) 50% of the Shares and (ii) the number of shares that become Vested in accordance with paragraphs 2(a), 2(b) and 2(c).
(d)Termination of Employment for Cause. If the Participant’s employment by the Company or its Affiliates ends before December 31, 2014, on account of a termination of the Participant’s employment by the Company or an Affiliate for Cause and if the Participant remains in the continuous employ of the Company or an Affiliate from the Date of Grant until the date of such termination, the Participant’s interest in all of the Shares shall be forfeited; provided, however, that in the event the Participant is terminated for Cause as defined in paragraph (5)(a)(ii) and the Participant is subsequently acquitted of the act or acts referred to therein, then the Participant shall be deemed for purposes of this Agreement to have been terminated without Cause as of the date of the termination and the Participant shall be Vested in the number of Shares determined in accordance with paragraph 3(c) notwithstanding that a number of Shares may have been previously forfeited due to the termination of the Participant’s employment for Cause based on such charge.
(e)Termination of Employment by the Participant for Good Reason. If the Participant’s employment by the Company or its Affiliates ends before December 31, 2014, on account of a termination of the Participant’s employment by the Participant for Good Reason (as defined in, and in accordance with the terms of, that certain Change-in-Control Severance

Agreement entered into as of ___________ ____ by and between the Company and the Participant) and if the Participant remains in the continuous employ of the Company or an Affiliate from the Date of Grant until the date of such termination, the Participant shall be Vested in the greater of (i) 50% of the Shares and (ii) the number of shares that become Vested in accordance with paragraphs 2(a), 2(b) and 2(c).
4.Transferability. Shares that have not become Vested cannot be transferred. Subject to the requirements of applicable securities laws, Shares may be transferred, including by will or the laws of descent and distribution, after they become Vested and nonforfeitable as provided in Section 2 or Section 3.
5.Definitions. For purposes of this Agreement, the terms Cause, Company EBITDA Margin, Company TSR, Competitor EBITDA Margin, Cumulative Margin Change, Measurement Period and Peer Group TSR shall have the following meanings:
(a)“Cause” means that the Board concludes, in good faith and after reasonable investigation, that: (i) the Participant has been charged by the United States or a State or political subdivision thereof with conduct which is a felony under the laws of the United States or any State or political subdivision thereof; (ii) the Participant engaged in conduct relating to the Company constituting material breach of fiduciary duty, willful misconduct (including acts of employment discrimination or sexual harassment) or fraud; (iii) the Participant breached in any material respect the Participant’s obligations or covenants, if any, restricting the recruitment of employees of the Company or an Affiliate to work for another employer set forth in an agreement with the Company; or (iv) the Participant materially failed to follow a proper directive of the Board within the scope of the Participant’s duties (which shall be capable of being performed by the Participant with reasonable effort) after written notice from the Board specifying the performance required and the Participant’s failure to perform within 30 days after such notice. For this purpose, no act, or failure to act, on the Participant’s part shall be deemed “willful” unless done, or omitted to be done, by the Participant not in good faith or if the result thereof would be unethical or illegal.
(b)“Company EBITDA Margin” means the Company’s pro forma hotel-level earnings before taxes, interest, depreciation and amortization (“EBITDA”) as a percentage of the Company’s hotel revenues for each of the calendar years during the Measurement Period (or quarterly periods for any period during the Measurement Period that is less than a full year) based on the amount reported as “Pro forma Hotel EBITDA” for the applicable “Full Year” in the earnings press release furnished by the Company for the applicable period (the “Company’s Earnings Release”) divided by the amount reported as “Pro forma Hotel Revenues” for the applicable “Full Year” in the Company’s Earnings Release. The Committee may elect to adjust the Company EBITDA Margin calculation to reflect the impact of acquisitions and divestitures.
(c)“Company TSR” means the average annual total shareholder return (Common Share price appreciation/depreciation during the Measurement Period plus dividends paid on Common Shares of the Company during the Measurement Period) (the “TSR”) of the

Company over the term of the Measurement Period, expressed as a percentage. For purposes of calculating Common Share price appreciation/depreciation, the Common Share prices for the beginning and end of each period in the Measurement Period are to be determined by averaging the closing prices for the Company’s Common Shares as reported on the New York Stock Exchange (the “NYSE”) or other applicable principal securities exchange in which the Company’s Common Shares are traded for each of the trading days during the last thirty calendar days preceding the start or end, as applicable, of the Measurement Period. For purposes of calculating Company TSR, dividends for the period shall be treated as reinvested. If the Measurement Period ends before December 31, 2014, the TSR of the Company for the period from the most recent fiscal year end to the end of the Measurement Period shall be annualized for purposes of calculating Company TSR.
(d)“Competitor EBITDA Margin” means LaSalle Hotel Properties’ hotel-level EBITDA as a percentage of LaSalle Hotel Properties’ hotel revenues for each of the calendar years during the Measurement Period (or quarterly periods for any period in the Measurement Period that is less than a full year) based on the amount typically reported as “Hotel EBITDA Margin” in the earnings press release furnished by the LaSalle Hotel Properties for the applicable period. The Committee may adjust the calculation of Competitor EBITDA Margin to reflect the impact of acquisitions and divestitures. The Committee may also make necessary and appropriate adjustments to the calculations set forth in paragraph 2(c), including the substitution of another entity for LaSalle Hotel Properties if LaSalle Hotel Properties changes its method of calculating or reporting its hotel-level EBITDA or if hotel-level EBITDA for LaSalle Hotel Properties for the applicable calculation date is not publicly available. It is understood that the calculation for the year ended December 31, 2011 will be made based on information that will not be available before December 31, 2012.
(e)“Cumulative Margin Change” shall be calculated according to the following mathematical formula and expressed as a number of basis points (i.e., 1.00% equals 100 basis points), in which Period 1, Period 2, Period 3 and Period 4 are the years ended or ending December 31, 2011, 2012, 2013 and 2014, respectively, unless the Measurement Period ends before December 31, 2014, in which case the last of the periods for this calculation shall be the most recent full quarter ended prior to the end of the Measurement Period:
(Competitor EBITDA Margin - Company EBITDA Margin) for Period 1
[as adjusted with Committee approval]
-
(Competitor EBITDA Margin - Company EBITDA Margin) for Period 2
+
(Competitor EBITDA Margin - Company EBITDA Margin) for Period 2
[as adjusted with Committee approval]
-

(Competitor EBITDA Margin - Company EBITDA Margin) for Period 3
+
(Competitor EBITDA Margin - Company EBITDA Margin) for Period 3
[as adjusted with Committee approval]
-
(Competitor EBITDA Margin - Company EBITDA Margin) for Period 4.
(f)“Measurement Period” means the period beginning on January 1, 2012 and ending on December 31, 2014; provided, however, that in the event that during such period (A) a Change in Control occurs, (B) the Participant’s employment by the Company or its Affiliates terminates on account of death or disability, or (C) the Participant’s employment by the Company or its Affiliates terminates without Cause as contemplated by paragraph 3(c), the Measurement Period shall end:
(i)on the date of the event described in clause (A), (B) or (C) above for purposes of calculating Company TSR and Peer Group TSR; and
(ii)on the last day of the most recent full fiscal quarter ended prior to the event described in clause (A), (B) or (C) above for purposes of calculating Company EBITDA Margin, Competitor EBITDA Margin and Cumulative Margin Change.
(g)“Peer Group TSR” means the arithmetic average of the TSRs (each as determined using data provided by Bloomberg) of Ashford Hospitality Trust, Chesapeake Lodging Trust, DiamondRock Hospitality Company, Host Hotel & Resorts, Inc., LaSalle Hotel Properties, Strategic Hotels & Resorts, Inc. and Sunstone Hotel Investors, Inc. (the “Peer Group”) over the term of the Measurement Period, expressed as a percentage. If the common stock of any of these companies ceases to be publicly traded during the Measurement Period, such company shall be excluded from the calculation of Peer Group TSR for any year or quarter during the Measurement Period in which its common stock is not publicly traded. For purposes of calculating common stock price appreciation/depreciation, the common stock prices for the beginning and end of each period in the Measurement Period are to be determined by averaging the closing prices for the Peer Group members’ common stock as reported on the NYSE or other applicable principal securities exchange in which the Peer Group members’ common stock is traded for each of the trading days during the last thirty calendar days preceding the start or end, as applicable, of the Measurement Period. For purposes of calculating Company TSR, dividends for the period shall be treated in the same manner as described in paragraph 5(c) with regard to the treatment of dividends when calculating Company TSR. If the Measurement Period ends before December 31, 2014, the arithmetic average of the TSRs of the Peer Group for the period from the most recent fiscal year end to the end of the Measurement Period shall be annualized for purposes of calculating Peer Group TSR.
6.Shareholder Rights. In consideration of the grant of the Share Award, the

Participant agrees that (i) the Shares cannot be voted by the Participant before the date that they become Vested, (ii) no dividends will be paid to the Participant with respect to the Shares before the date that they become Vested, (iii) to the extent any of the Shares become Vested, within 30 days after they become Vested, the Company will pay the Participant a cash amount equal to the cumulative amount of dividends that would have been paid on the number of Vested Shares had the Participant held such Shares during the Measurement Period and (iv) no cash amount will be paid with respect to Shares that do not become Vested. The Participant hereby appoints the Company’s Secretary as the Participant’s attorney-in-fact, with full power of substitution, with the power to transfer to the Company and cancel any Shares that are forfeited under Sections 2 and 3.
7.No Right to Continued Employment. The grant of the Share Award does not give the Participant any rights with respect to continued employment by the Company or an Affiliate.
8.Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of Maryland without reference to principles of conflict of laws.
9.Conflicts. The Participant agrees that in the event of any conflict between the provisions of the Plan as in effect on the Date of Grant and this Agreement, other than as provided in paragraph 6, the provisions of the Plan shall govern. All references herein to the Plan shall mean the Plan as in effect on the Date of Grant.
10.Participant Bound by Plan. The Participant hereby acknowledges that a copy of the Plan has been made available to the Participant and the Participant agrees to be bound by all the terms and provisions of the Plan.
11.Binding Effect. Subject to the limitations stated above and in the Plan, this Agreement shall be binding upon the Participant and the Participant’s successors in interest and the Company and any successors of the Company.
[Signatures appear on following page.]

IN WITNESS WHEREOF, the Company and the Participant have executed this Agreement as of the date first set forth above.

PEBBLEBROOK HOTEL TRUST                [NAME OF PARTICIPANT]

By:__________________________                _________________________

Title:_________________________

EXHIBIT A - ILLUSTRATIVE EXAMPLES
assuming an award of 50,000 Common Shares (the “Shares”)

I. Relative TSR Measurement (paragraph 2(a))
Formula: Vested Shares = Shares x (15% + (2.5 x (Company TSR - Peer Group TSR))
subject to a maximum of 100% of the Shares and a minimum of 0.

Example A
Peer Group TSR: 5%
Company TSR: 7%

= Shares x (15% + (2.5 x (Company TSR - Peer Group TSR))
= 50,000 x (15% + (2.5 x (7% - 5%))
= 50,000 x (15% + 5%)
= 50,000 x 20%
= 10,000

Example B
Peer Group TSR: 5%
Company TSR: 5%

= Shares x (15% + (2.5 x (Company TSR - Peer Group TSR))
= 50,000 x (15% + (2.5 x (5% - 5%))
= 50,000 x (15% + 0%)
= 50,000 x 15%
= 7,500

Example C
Peer Group TSR: -1%
Company TSR: -3%

= Shares x (15% + (2.5 x (Company TSR - Peer Group TSR))
= 50,000 x (15% + (2.5 x (-3% - -1%))
= 50,000 x (15% - 5%)
= 50,000 x 10%
= 5,000

	Relative TSR (paragraph 2(a))
		Company TSR
		-3.00%	-1.00%	0.00%	3.00%	5.00%	7.00%	10.00%
Peer TSR	-3.00%	7,500	10,000	11,250	15,000	15,000	15,000	15,000
	-1.00%	5,000	7,500	8,750	12,500	15,000	15,000	15,000
	0.00%	3,750	6,250	7,500	11,250	13,750	15,000	15,000
	3.00%	—	2,500	3,750	7,500	10,000	12,500	15,000
	5.00%	—	—	1,250	5,000	7,500	10,000	13,750
	7.00%	—	—	—	2,500	5,000	7,500	11,250
	10.00%	—	—	—	—	1,250	3,750	7,500

II. Absolute TSR Measurement (paragraph 2(b))
Formula: Vested Shares = Shares x (15% + (3.75 x (Company TSR - 9.0%))
subject to a maximum of 30% of the Shares and a minimum of 0.

Example A
Company TSR: 13%
= Shares x (15% + (3.75 x (Company TSR - 9%))
= 50,000 x (15% + (3.75 x (13% - 9%))
= 50,000 x (15% + (3.75 x 4%)
= 50,000 x (15% + 15%)
= 15,000

Example B
Company TSR: 9%
= Shares x (15% + (3.75 x (Company TSR - 9%))
= 50,000 x (15% + (3.75 x (9% - 9%))
= 50,000 x (15% + (3.75 x 0%)
= 50,000 x 15%
= 7,500

Example C
Company TSR: 6%
= Shares x (15% + (3.75 x (Company TSR - 9%))
= 50,000 x (15% + (3.75 x (6% - 9%))
= 50,000 x (15% + (3.75 x -3%)
= 50,000 x (15% - 11.25%)
= 50,000 x 3.75%
= 1,875

Absolute TSR
(paragraph 2(b))
Company	Shares
TSR	Vested
<5.000%	—
5.000%	—
5.500%	938
7.000%	3,750
8.000%	5,625
8.150%	5,906
9.000%	7,500
10.000%	9,375
13.000%	15,000
>13.000%	15,000

III. Competitor EBITDA Margin Measurement (paragraph 2(c))
Formula: Vested Shares = Shares x (20% + (5% x (Cumulative Margin Change / 10 basis points)
subject to a maximum of 100% of the Shares and a minimum of 0.

Example A
Cumulative Margin Change = 200 basis points (bps)
= Shares x (20% + (5% x (200 bps / 10 bps))
= 50,000 x (20% + (5% x 20)
= 50,000 x (20% + 100%)
= 50,000 x 120%
= 50,000 [because 60,000 exceeds maximum of 100% of Shares]

Example B
Cumulative Margin Change = -10 bps
= Shares x (20% + (5% x (-10 bps / 10 bps))
= 50,000 x (20% + (5% x -1)
= 50,000 x (20% - 5%)
= 50,000 x 15%
= 7,500

Example C
Cumulative Margin Change = 0 bps
= Shares x (20% + (5% x (0 bps / 10 bps))
= 50,000 x (20% + (5% x 0)
= 50,000 x (20% + 0)
= 50,000 x 20%
= 10,000

Competitor EBITDA
Margin (paragraph 2(c))
Cum. Margin	Shares
Change	Vested
<-40.00	—
--40.00	—
--30.00	2,500
--20.00	5,000
--10.00	7,500
--0.10	9,975
—	10,000
10.00	12,500
100.00	35,000
150.00	47,500
160.00	50,000
>160.00	50,000

Percentage of Shares that become Vested based on calculations pursuant to paragraphs 2(a), (b) and (c) under various hypothetical results of Relative TSR Measurement, Absolute TSR Measurement and Competitor EBITDA Margin Measurement.

	Relative TSR (paragraph 2(a))
		Company TSR
		-3.00%	-1.00%	0.00%	3.00%	5.00%	7.00%	10.00%
Peer TSR	-3.00%	15.0%	20.0%	22.5%	30.0%	30.0%	30.0%	30.0%
	-1.00%	10.0%	15.0%	17.5%	25.0%	30.0%	30.0%	30.0%
	0.00%	7.5%	12.5%	15.0%	22.5%	27.5%	30.0%	30.0%
	3.00%	0.0%	5.0%	7.5%	15.0%	20.0%	25.0%	30.0%
	5.00%	0.0%	0.0%	2.5%	10.0%	15.0%	20.0%	27.5%
	7.00%	0.0%	0.0%	0.0%	5.0%	10.0%	15.0%	22.5%
	10.00%	0.0%	0.0%	0.0%	0.0%	2.5%	7.5%	15.0%

	Absolute TSR				Competitor EBITDA
	(paragraph 2(b))				Margin (paragraph 2(c))
		% of			Cumulative
	Company	Shares			Margin	% of Shares
	TSR	Vested			Change	Vested
	<5.000%	0.00%			<-40.00	0.00%
	5.000%	0.00%			-40.00	0.00%
	5.500%	1.88%			-30.00	5.00%
	6.000%	3.75%			-20.00	10.00%
	6.500%	5.63%			-10.00	15.00%
	7.000%	7.50%			-0.10	19.95%
	8.000%	11.25%			0.00	20.00%
	8.100%	11.63%			10.00	25.00%
	8.150%	11.81%			100.00	70.00%
	9.000%	15.00%			150.00	95.00%
	10.000%	18.75%			160.00	100.00%
	11.000%	22.50%			>160.00	100.00%
	12.000%	26.25%
	13.000%	30.00%
	>13.000%	30.00%

A-4